Supplement to Prospectus Dated May 2, 2005

Supplement dated March 20, 2006

Supplement dated March 20, 2006 to the May 2, 2005 Prospectuses for the following annuity product: American Skandia Variable Adjustable Immediate Annuity, as previously supplemented (the “Prospectus”).

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation (“American Skandia”). This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to describe certain changes to the above-referenced Prospectus, including changes made with respect to certain portfolios of American Skandia Trust (“AST”).

1. SUB-ADVISOR and PORTFOLIO NAME CHANGES

The Trustees of AST have approved the following sub-advisor and portfolio name changes to be effective as of March 20, 2006:

AST Goldman Sachs High Yield Portfolio

Pacific Investment Management Company LLC has been added as a Sub-advisor to the AST Goldman Sachs High Yield Portfolio and will manage a portion of the Portfolio. Goldman Sachs Asset Management, L.P. will continue to manage a portion of the Portfolio. As a result, the Portfolio’s name has changed to the AST High Yield Portfolio.

AST Large-Cap Value Portfolio

Dreman Value Management LLC has been added as a Sub-advisor to the AST Large-Cap Value Portfolio and will manage a portion of the Portfolio. Both J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC will continue to manage a portion of the Portfolio. The name of the Portfolio remains unchanged.

AST Small-Cap Value Portfolio

Dreman Value Management LLC has been added as a Sub-advisor to the AST Small-Cap Value Portfolio and will manage a portion of the Portfolio. In addition, Integrity Asset Management will no longer be a Sub-advisor to the Portfolio. Each of Salomon Brothers Asset Management Inc., J.P. Morgan Investment Management, Inc., and Lee Munder Investments, Ltd. will continue to manage a portion of the Portfolio. The name of the Portfolio remains unchanged.

As a result, the chart in each Prospectus in the section entitled “Investment Options/What are the Investment Objectives and Policies of the Portfolios?” is revised as follows:

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR

Fixed Income	AST High Yield (formerly AST Goldman Sachs High Yield): seeks a high level of current income and may also consider the potential for capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in high yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.	Goldman Sachs Asset Management, L.P.; Pacific Investment Management Company LLC (PIMCO)

Large Cap Value	AST Large-Cap Value (formerly AST Hotchkis & Wiley Large-Cap Value): seeks current income and long-term growth of income, as well as capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-cap U.S. companies. The Portfolio focuses on common stocks that have a high cash dividend or payout yield relative to the market or that possess relative value within sectors.	Hotchkis & Wiley Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Dreman Value Management LLC

Small Cap Value	AST Small-Cap Value: seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small-capitalization stocks. The Portfolio will focus on common stocks that appear to be undervalued.	Lee Munder Investments, Ltd; J.P. Morgan Investment Management, Inc.; Salomon Brothers Asset Management Inc.; Dreman Value Management LLC

2. WACHOVIA SECURITIES

In the section entitled “General Information”, the following paragraph was added to the end of the heading entitled “Who Distributes Annuities Offered by American Skandia?”:

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

2